RANGER VICTORY SPORTSMAN GEM AIXAM

RZR Indian MOTORCYCLE Klim GOUPIL MEGA

RELENTLESS

MAKING OUR POWERFUL PORTFOLIO EVEN STRONGER



POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Opening Remarks / Polaris Overview

Scott W. Wine, Chairman & CEO

Bennett Morgan, President & COO

Richard Edwards, Investor Relations Director

July 28, 2014

POLARIS

Polaris Analyst / Investor Meeting Agenda

Monday, July 28, 2014

7:30 AM – 11:00 AM CT

Minneapolis Convention Center
Minneapolis, MN

WEBCAST
www.polaris.com/irhome

7:30 AM	Opening Remarks	Scott Wine
7:35 AM	Polaris Overview	Bennett Morgan
7:50 AM	Customer Excellence	Tim Larson
8:05 AM	LEAN	Jonathan Blaisdell
8:15 AM	Victory & Indian Motorcycles	Steve Menneto
8:35 AM	Small Vehicles (GEM, Goupil, Aixam)	Matt Homan
8:55 AM	International: EMEA	Matt Homan
9:05 AM	Parts, Garments & Accessories	Steve Eastman
9:20 AM	*Break*	
9:35 AM	Snowmobiles & Slingshot	Mike Jonikas
9:55 AM	Off-Road Vehicles / Military / Commercial	David Longren
10:15 AM	International: APLA (w/ EPPL)	Mike Dougherty
10:25 AM	Global Operations, Supply Chain	Suresh Krishna
10:40 AM	Closing Comments / Q&A	Scott Wine
11:00 AM	ADJOURN	

Webcast: www.polaris.com/irhome

Safe Harbor

Except for historical information contained herein, the matters set forth in this document, including but not limited to management's expectations regarding 2014 sales, shipments, margins, net income and cash flow, the trend toward producing more of the Company's own engines for its vehicles, the opportunities for expansion and diversification of the Company's business, the impact of the repurchase of shares on the Company's full year 2014 earnings per share and the Company's guidance on earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2013 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.

The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.

POLARIS®

Scott W. Wine
Chairman & CEO

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Opening Remarks

July 28, 2014

2014 1st Half Financial Metrics

	1ST Half 2014	Variance to 1st Half 2013
Revenue	$1,902.3	↑ +20%
Gross Profit % (External)	29.6%	↑ +10 bps
Op Profit %	14.8%	↑ +50 bps
Net Income %	9.3%	↓ -50 bps (No R&D Credit in 1H '14)
EPS	$2.61	↑ +19%
YTD Operating Cash Flow	$130.9	↑ +26%
Shareholder Return	+2% 7/24/14	$148.42 7/24/14

Record First Half Results

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Key Management Changes – Adjacent Markets

Matt Homan Named President of Global Adjacent Markets

Reporting Entities:

Small Vehicles
Aixam-Mega, Goupil & GEM

Polaris Commercial
Brutus, Government, B2B

Polaris Defense *(financials only)*

M&A for Adjacent Markets

Reports to Bennett Morgan, President & COO

Reports to Scott Wine for Adjacency M&A

Suresh Krishna named V.P. of EMEA

New V.P. of Operations to be named at a later date



Matt Homan *Joined Polaris in 2002, he has been a V.P. since 2008 for various businesses including Off-Road Vehicles, and most recently EMEA and Small Vehicles.*



Suresh Krishna *Joined Polaris in 2010, as a V.P., and was most recently the V.P. of Global Operations and Integration.*

Experienced, Proven, Focused Leadership for Major Growth Initiative

Today's Takeaways

Innovation improving

Growth opportunities abound

- ORV continues to expand
- Motorcycles, PG&A & International
- Adjacent Markets, M&A

LEAN advantage building

Talented, experienced leadership team



POLARIS
Vision & Strategy
VISION
Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.
STRATEGY
Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.
Guiding Principles
Best People, Best Team
Safety & Ethics Always
Customer Loyalty
Strategic Objectives
Best in Powersports PLUS
Growth through Adjacencies
Global Market Leadership
LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement
Strong Financial Performance
Performance Priorities
Growth
Margin Expansion
Product & Quality Leadership
LEAN Enterprise
GROW SALES >$8 Billion by 2020 | 12% CAGR
INCREASE NET INCOME >10% of Sales by 2020 | 13% CAGR

Highly Profitable, Customer Centric, $8B Global Enterprise by 2020

POLARIS®

Bennett Morgan
President & COO

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Strategy Overview

July 28, 2014

Global Sales Growth – 1st Half 2014

By Region

($ in millions)


+20%
$1,376.4
Total International
+34%, +$335.6
-3%
$190.3
+34%
$260.0
+4%
$19.0
+48%
$56.6
U.S.
Canada
EMEA
Latin America
Asia Pacific

By Product Line

($ in millions)


-6%
$21.7
+83%
$82.0
+79%
$182.0
+20%
$312.3
+12%
$1,304.3
+20%
$1,902.3
Snow-mobiles
Small Vehicles
Motor-cycles
PG&A
ORV
TOTAL

Strong First Half for Product Lines & Geographies

N.A. Retail Sales

Best in Powersports Plus



Snow
ORV
Motorcycle
TOTAL
7%
11%
12%
10%
7%
15%
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14

Strong Polaris Q2 Retail Growth +15%; YTD +11%

Q2 N.A. Powersports Industry was up 5% for Q2; YTD +4%

Full Year 2014 expected up solid double digits % driven by new products in ORV, Motorcycles, Snow & Slingshot

Dealer Inventories in good position leading into dealer meeting

Retail Sales Improving

Product Innovation



MY'15 Products ≈ over half of 2H revenue

Bigger news than last year!

POLARIS
ENGINEERED PARTS ACCESSORIES & APPAREL

Over 350 New Accessories

Innovation Impact Increasing!

Quality

% of Vehicles with No Claims


Goal is 95%
83%
90%
92%
93%
93%
93%
2009
2010
2011
2012
2013
1H 2014

Net Promoter Scores – MY14

	NPS Score	Industry Rank	Trend
SxS	78	#1	↑
ATV	79	#1	↑
Snow	80	#2	↑
Victory	77	#1	→
Indian (Early Buyer Survey)	83	#1	↑

Warranty as a % of Sales


Warranty Reserve
Warranty Paid
2.8%
2.6%
2.4%
2.2%
2.0%
1.8%
1.6%
1.4%
1.2%
2009
2010
2011
2012
2013
FY 2014 Expectations
$ Pd
$44.1M
$36.6M
$37.2M
$43.6M
$53.4M
$31.4M 1H'14

Quality Metrics Continue to Strengthen

2014 Full Year Guidance by Business

OFF-ROAD VEHICLES

SPORTSMAN
RZR
RANGER
SPORTSMAN ACE 4x4



11% to 13%

MOTORCYCLES

VICTORY
Indian



SLINGSHOT

65% to 75%

SNOWMOBILES

RMK
INDY
SWITCHBACK
RUSH



Mid-single digits %

SMALL VEHICLES

GEM
GOUPIL
AIXAM
MEGA



25% to 30%

PG&A

POLARIS
ENGINEERED PARTS ACCESSORIES & APPAREL
Klim
KOLPIN



About 20%

INTERNATIONAL

YTD % Sales by Product Line


ORV
68%
Motorcycles
10%
Small Vehicles
5%
Snow
12%
Other
5%

Low-teens %

Full Year 2014 Total Company Sales Guidance Up 16% to 18%

2014 Objectives

Best in Powersports Plus

Drive strong retail growth – every business & region

Successful MY'15 New product launch – *"biggest ever!"*

Customer excellence structure drives NPS ↑

Growth Through Adjacencies

Establish New Organizational structure

Small Vehicles/Defense/Commercial grow

Launch 2nd organic adjacent product - Slingshot

Global Market Leadership

EMEA/APLA growth outpaces respective markets

Poland plant on plan for Q4 start-up

EPPL product on track for Q2 2015 launch

LEAN Enterprise is a Competitive Advantage

Appointed Chief LEAN Officer – Jonathan Blaisdell

Spirit lake and Milford transformation in progress

Begin execution of LEAN RFM for ATVs – late Q4'14


Product Planning
Marketing & Awareness
Sales
Product Dev
Demand & SIOP Planning
Material Flow
Mfg
Logistics
Service

Continued Strong Financial Performance in 2014 and Beyond

60 Years of History


2020 Goal
$8B
POLARIS
2014E
$4B+
2013
$3.8B
2011
$2.66B
1995
$1.1B
Sales
1954
1974
1994
2014
60TH
'54
'14
ANNIVERSARY
POLARIS

A Long History of Success in Powersports

POLARIS®

Thank you

Questions?

Customer Excellence

Tim Larson
VP Global Customer Excellence
Polaris Sales, Service & Corporate Marketing

Analyst/Investor Meeting

July 28, 2014

The Age of the Customer: Valuing Their $, Time, Relationship & Referral



Polaris customer & family on their way to riding in the CA dunes...

The power of our brand(s) is a direct result of the collective experience we deliver customers.

86%

OF CONSUMERS WILL PAY MORE FOR A BETTER EXPERIENCE

60-70%

PROBABILITY OF SELLING AN EXISTING CUSTOMER VS. 5-20% FOR PROSPECT

6-7x

MORE EXPENSIVE TO ACQUIRE A NEW CUSTOMER THAN KEEP A CURRENT ONE

Source: Harris Interactive Customer Experience Impact Report

Customer Excellence Strategy

Ensure the best powersports & on-road products in the world, are surrounded by the best consumer and dealer experience in the world, delivering:

Loyal lifetime relationships, earning repeat purchase

The industry's leading NPS: product & experience

Polaris $8 Billion by 2020


Customer Needs Satisfied
Share of Customer
Future
Good
Best
Product
Customer Excellence
Excellence
Past
Market Share
Good
Customers Reached

Reference: Base graphic attributed to Don Peppers, modified for Polaris

Leading Change for Customer Excellence

FROM		TO
Market the product	→	Market product, lifestyle, and brand experience in total
Sales: order taking	→	Sales: business partner, deliver capabilities, proven practices
Transactional relationship	→	Integrated lifetime consumer relationship
Fragmented consumer experience	→	Consistent experience across all channels, and from dealer to dealer (while retaining local authenticity)
LEAN Operations	→	LEAN Enterprise end-to-end (customer/dealer/sales/service/marketing)

Polaris Global Customer Excellence Overview


CUSTOMER JOURNEY
PRE-SALE
AWARENESS
SALE
DEALERSHIP EXPERIENCE
SHOWROOM • F&I • DELIVERY
POST-SALE
USAGE
SERVICE
WARRANTY
LOYALTY
DIGITAL
WEB • MOBILE • SOCIAL • IN-DEALER • RIDERX • ON-VEHICLE

Delivering, Differentiating & Measuring the End to End Experience

Customer Excellence Progress

Customer Excellence

Removing Detractors





- Expanded NPS
- Quality & Speed of Parts
- Reducing Rework

Service Certification

POLARIS

Factory Trained MSD Master Service Dealer



- Direct to Tech Training
- Timed w/ New Products
- Rewarding MSD Dealers

Complementary Channels

RIDERX





- RiderX
- Polaris.com
- Costco

Transforming Distribution





- Evolving Sales Team
- Direct to Dealer Training
- Retail Merchandising

Strong Start – Significant Opportunity to Further Extend Polaris Leadership Business Model

Driving Sales By Enhancing The Experience

80% of US OHV and Snow Trails Mapped

Addresses #1 question:
Where can I ride?

Free tools for all riders:
Promoting the sport

Offline map caching:
Reaching 100% of riding locations



New! Ride Planning Tools


RIDERX
ROUTE PLANNER
DISPLAY
PLAN A RIDE
NEW TRAIL

Trails Data Available for Polaris Integrated Digital Display


POLARIS
ENGINEERED PARTS ACCESSORIES & APPAREL
POLARIS® INNOVATION
TECHNOLOGY AT YOUR FINGERTIPS FOR YOUR COMFORT, CONVENIENCE AND SAFETY. BECOME FULLY CONNECTED TO YOUR MACHINE — BECOME FULLY CONNECTED TO YOUR RIDE — EVERY STEP OF THE WAY.

RiderX Polaris Link for Vehicle Integration (Available Q4)



Putting Riders First and Promoting the Sport


POLARIS
POLARIS
INTRODUCING THE NEW
RZR® XP 1000
BEYOND COMPARISON
107 Horsepower
18" Rear Travel with 13.5" Ground Clearance
Exclusive Walker Evans Needle Shocks
RZR
CONNECT ON FACEBOOK #PolarisRZR
VICTORY


ALL TERRAIN LANE
ALL TERRAIN LANE
POLARIS


Indian
Indian
MOTORCYCLE

N.A. Powersports Consolidated Share

Customer Excellence



Consolidated PowerSports Market Share in Units (with total motorcycle industry)
POLARIS
Harley
Honda
Yamaha
Kawasaki
Can Am
Deere
Arctic Cat
Suzuki
Kubota
KTM
BMW
Triumph
Piaggio
Ducati
Other
2005
2006
2007
2008
2009
2010
2011
2012
2013

Clear #1 N.A. Powersports & Building Lead

Polaris Growth: Retail Sales Per Dealer in North America

Customer Excellence

OEM Retail Sales Per Dealership (2013 vs. 2010)


Long Range Plan driving significant units per dealer growth
2013
2010
Growing Brand Value
Maintaining or Eroding Brand Value
Polaris
Harley
BRP
Honda
Yamaha
Kawi
Arctic
Suzuki

Polaris Brands Delivering Highest Retail Units Per Dealer

Strong Dealership Count Positions (North America)

Customer Excellence


2013 Actual
Long Range Plan
1,523
SxS + ATV
50
Slingshot
749
Snowmobiles
464
Victory + Indian
1,750
Total

Off-Road Vehicles:	**further expand in opportunity markets**
Snowmobiles:	**sustain leadership position**
Motorcycles:	**fully penetrate top markets**
Slingshot:	**build distribution**

Summary

Customer Excellence

Ensure the best powersports & on-road products in the world, are surrounded by the best consumer and dealer experience in the world, delivering:

Deliver industry leading product innovation, rider & dealer satisfaction

Transforming distribution/dealership capabilities to drive mutual profitable growth

Continue to drive flow models (MVP & RFM) & retail execution support

Executing complementary channels to: engage consumers, deliver leads to dealers



Best Consumer and Dealer Experience in Powersports

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Tim Larson
VP Global Customer Excellence
Polaris Sales, Service & Corporate Marketing

Analyst/Investor Meeting

July 28, 2014

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

LEAN Enterprise

Jonathan Blaisdell, Chief Lean Officer

July 28, 2014

HIGHER EXPECTATIONS FROM

Our Consumers & Dealers

We Need to Evolve to Meet Growing Expectations From Dealers & Consumers

Lean is Central to Our Long Term Strategy

Creating Alignment

Teamwork to maximize value to our customers

Constantly Pursue

Better processes by understanding value & eliminating waste

Reduce Lead-times

To become more responsive to the market

Kaizen Culture

Create a nimble kaizen culture that makes Polaris better everyday



I Operational Focus Areas
Productivity
Hours per vehicle
On-Time-Delivery
%
First Time Quality,
%
Floor space
Ft² / M²
Lead time
Days
Inventory
(Turns)
Before After
Before After
Before After



II Designing for Growth & Flow
Price
Increasing Customer value
Cost
Reducing cost
Sales units
Increasing sales
Improved Gross Margin
Market Share Growth

Lean is the "How" we Achieve Long Term Growth & Profitability Goals at Polaris

Polaris Approach to Integrating LEAN

1 Hands On Factory Learning

Strike Zone

Transform workstations and get tools / materials into strike zone

Standard Work

Leverage standard work as the best recipe for how work is done

Setup Reduction

Reduce time required to switch from one product to another

Cycle Time Reduction

Removing non-value added steps and rebalance the work

Pull Systems

Make only what is needed thru structured inventory & pull signals

2 Business Transformation


Product Concept
Customer Satisfaction
Mktg.
R&D
Prod. Design
Prod. Prep
Source
Mfg.
Distr.
Service
Total Value Stream


Total Value Stream Focus

<u>**Beginning with**</u>

Motorcycles

GEM

ATV

Shortening the Timeline from Concept to Customer Satisfaction by Getting Great at Defining Value & Eliminating Waste

3 Business System Development

Polaris Business System

- Define and connect standard ways of operating across all functions
- Develop new skills and capabilities
- Improve performance through improved mindsets and practices

Early in Our Lean Journey But Gaining Momentum Across Enterprise

Example of Benefits to a Few of Our Improvement Areas

LEAN

Hands On Learning & Practicing the Lean Basics in Our Factories



Material Flow


Sub ASM.ASM
Other Job
MUDA
T.T

Standard Work


Time
60
60
60
T.T 60 Sec
12
A
B
C
D
Person

Cycle Time Reduction



Pull Systems



Setup Reduction

- Redeployed +70 people to fuel our growth & new products
- Freed up 17,000 sqft of line side real-estate & 55% of line side inventory
- Reduced non value added walk time by +40 miles per day
- Average change-over cycle time of -55% on our focus areas
- Exposed over +800 team members & suppliers to lean methods
- Building a culture where standard work & kaizen is a way of life

Motorcycle Business Transformation

Business Changes

- Deployed Dealer Profiles
- Daily Dealer Orders & Mgmt. Process
- Retail & Supply Plan Alignment (Heijunka Smoothing)
- Updated SIOP Mgmt. Process

+

Factory Changes


5S
Sequencing
Problem Solve
Strike Zone

=

Key Results

Metric	Results
Order to Ship LT	+91% Improvement
OTD Dealer	NA → +95%
Capacity	+56% Increase
Uptime	+20% Improvement

Just a Flavor for How Our Lean Activities are Making Polaris Better

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Jonathan Blaisdell
Chief Lean Officer

July 28, 2014

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

MOTORCYCLES

Steve Menneto, V.P. Motorcycles
July 28, 2014

N.A. 1400+cc Industry

1H 2014 Industry Retail


Touring
Cruiser
Bagger

2014 N.A. 1400+ cc Industry up 1% YTD

Cruiser Industry down 2% YTD

Bagger & Touring up 2% YTD

Industry Retail


2009
2010
2011
2012
2013
2014E
Cruiser
Bagger
Touring

N.A. Industry Retail Flat 1H 2014

1H 2014 N.A. Competitive Summary

Rank	Manufacturer	Strategy	Share Trend 1400+cc
1	Harley	Strong Brand Most Complete Product Line-up Huge Installed Owner Base	↓
2	Victory	Modern American Styling High Owner Satisfaction	↓
3	Indian	Classic American Styling High NPS Early Buyer Scores	↑
4	Metrics	Trusted Brands Breadth of Distribution Bases	↓
5	Triumph	Historical Brand	↑

Victory Share Impacted by Q2 Recall

Victory Motorcycle Strategy

1. Build Victory Into an Exhilarating Challenger Brand
2. Frequent On-Brand Product News
3. Highly Satisfied Customers
4. Lean Enterprise
5. International Sales Growth
6. Expand Global Distribution



National Television

RIDE ONE & YOU'LL OWN ONE

Strengthen Brand

CRUISER	BAGGER	TOURING



Speed & Performance

Align with national racing series
i.e. Indy / NASCAR
Media / PR / Experiential / Retail


GOLDEN NUGGET

Style & Attitude

Engage custom community
Global build-offs
Media / PR / Experiential / Retail



Life Experiences

Create VIC Experiences
Touring Partnerships
Media / PR / Experiential / Retail

DRIVE BRAND EXPERIENCES

Strengthen Brand

VICTORY

Military

IRAQ AND AFGHANISTAN
VETERANS OF AMERICA

Sponsor ride based donations
Dealer contribution outlets
PR / Experiential / Retail





HERO'S METAL

Police / Fire



Great Brand Advocates
Media / PR / Experiential / Retail



STRONG CONNECTION

Frequent Product News



On Trend – Baggers are Fastest Growing Segment

On Brand – Bold, Challenging, Progressive

12+ New Bagger Accessories

Great Value – 29% less than competitive accessorized HD

Custom Bagger with Great Value

MAGNUM vs. Street Glide Custom



FEATURES



Stock	Custom Paint Scheme	$5,900
Stock	21” Front Custom Wheel	19” - $2,645
Stock	LED Headlight	$630
Stock	Audio – iPod Kit, 100W Amp	$1,012
Stock	Color-matched Painted Dash	$530
Stock	Color-matched Lower Frame	$300
Stock	Tinted Short Windshield	$135
Stock	Low Profile Seat	$330
Stock	Lowered rear suspension	$110

$21,999 **+$13,864** $35,863

Fully accessorized



- Ape Hanger Bars
- Saddlebag Audio
- Tri-Oval Exhaust
- Billet Front Wheel

$7,000

LESS

RFM – "NEW" Victory Assembly







Improving Quality & Capacity

Victory International Retail Sales


other
France
Spain
Finland
Germany
Norway
Sweden
Aus/NZ
Italy
UK
2008
2009
2010
2011
2012
2013

International Gaining Share

Victory Global Dealerships


VICTORY

Indian/Victory of Pompano Beach


VICTORY

Pony Victory of Ohio



Victory of Shanghai


372
366
361
432
535
591
626
670
Int'l
N.A.
2007
2008
2009
2010
2011
2012
2013
2014E

Growing Distribution

INDIAN MOTORCYCLE STRATEGY

1. Build a Premium Indian Brand
2. Frequent Premium Product News
3. Highly Satisfied Customers
4. Lean Enterprise
5. International Sales Growth
6. Build Premium Global Distribution

FIRST YEAR UPDATE

What Went Well

Outstanding Sturgis Launch

High Product Quality

Positive Consumer Support

Outstanding Retail per Dealer

Great International Results

Production / Supplier Readiness

RFM Delivery Process

Improvement Opportunities

N.A. Dealer Start up Behind Plan

Top MSA Dealer Coverage

Accessory Supplier Challenges

Expanded G&A offerings

PREMIUM INDIAN BRAND

Amplification





Global Outreach

Product placement, endorsements
Broad reach, global asset creation
Media / PR / Experiential

Segments





Mass Appeal

Conversion focus
Experiential non-traditional forums
PR / Experiential



Community

Evangelism

Superior experience
MRG & adjacencies, heritage
Social / PR / Experiential

5 THANK YOU FOR MILLION LIKES



ROADMASTER VIDEO

PREMIUM PRODUCT NEWS: ROADMASTER HIGHLIGHTS





Launch at Dealer Show/Demo in Sturgis

TV Ads Sons of Anarchy:

Premier & Series Finale

History Channel: Aug - Oct

MSRP - $26,999

Big Opportunity in Luxury Touring

ROADMASTER VS. HD ULTRA LIMITED





	Roadmaster	H-D Ultra Limited
PERFORMANCE	111 ci / 6-spd 119 ft-lbs torque	103 ci / 6-spd 105.5 ft-lbs torque
PREMIUM	Real Leather	No Leather
TECHNOLOGY	TPMS, Remote Locks, No Touch Screen Display	No TPMS or Remote Locks
CHROME	Hand Controls, Forks, Passenger Floorboards	No Chrome Hand Controls, Forks, or Passenger Floorboards
COMFORT	Front Storage, Heated Seats, Power Windshield	No Front Storage, or Power Windshield offered. No Heated Seats
MSRP	**$26,999 US**	**$25,899 US**

ROADMASTER VS. HD ULTRA LIMITED





	Roadmaster	H-D Ultra Limited
PERFORMANCE	111 ci / 6-spd 119 ft-lbs torque	103 ci / 6-spd 105.5 ft-lbs torque +$5000
PREMIUM	Real Leather	No Leather +$638
TECHNOLOGY	TPMS, Remote Locks, No Touch Screen Display +$1000	No TPMS or Remote Locks +$353
CHROME	Hand Controls, Forks, Passenger Floorboards	No Chrome Hand Controls, Forks, or Passenger Floorboards +$1090
COMFORT	Front Storage, Heated Seats, Power Windshield	No Front Storage or Power Windshield offered. No Heated Seats +$799
MSRP	**$27,999 US**	**$33,779 US**

RFM – INDIAN ASSEMBLY LINE







Improving Quality & Capacity

PREMIUM GLOBAL DISTRIBUTION

150+ N.A. dealers signed today

- 95+ dealers retailing at end of Q2'14
- ~125 retailing by YE
- 300+ in 3-4 years

Another 70+ retailing outside N.A.



Retailing
Under Construction

Dealer Retail Sales Velocity High

PREMIUM GLOBAL DISTRIBUTION


Indian
Indian/Victory – Chicago West


Indian
Indian/Victory – Chicago West


Indian
PARIS
VICTORY
Indian/Victory of Paris


Indian
Indian/Victory of Taiwan

Q & A

Steve Menneto
V.P., Motorcycles

POLARIS INDUSTRIES INC. | ANALYSTS MEETING

Small Vehicles

Matt Homan, V.P. – EMEA & Small Vehicles

July 28th, 2014

Global Small Vehicle Market Overview

Market Size

~$4 Billion fragmented

Global View

80% of market in N.A.

Europe & China grow faster than N.A.

Brazil & India emerging


Light Duty Haulers
People Movers
Industrial
EQC
Golf

Growth Drivers

Demand for clean low cost vehicles:

- *Rising fuel prices*
- *Gov't regulations*
- *Environment*

Key Success Factors

High quality, innovative, low cost products

Distribution network

After sales service

Global scale & brand

Growth Market – 5 Key Segments – Polaris Currently Plays in 3

Global Small Vehicle Market By Geography


North America
People Movers
Light Duty Haulers
Industrial
Golf


EMEA
Industrial
EQC
Light Duty Haulers
People Movers
Golf


APLA
Light Duty Haulers
People Movers
Industrial
Golf

North America

- Largest market
- Golf clear #1 segment
- People Movers/LDH Fragmented
- Low single digit growth
- GEM first entry into market

EMEA

- 2nd Largest Market
- EQC #1 segment
- LDH Next Most Attractive
- Flattish growth
- Polaris strong with Aixam/Mega/Goupil

APLA

- Smallest Market
- People movers emerging
- Light duty haulers emerging
- >10% growth
- Polaris limited presence today

Each Region of the World Offers Different Opportunities

Competitive Landscape

Small Vehicles

Club Car, E-Z-GO, YAMAHA

- Attractive dealer and distributor network
- Primary business/product focus = price sensitive fleet golf buyer
- Big 3 control >90% of fleet golf market
- Limited product innovation

Piaggio, Renault, groupe driveplanet

- European LDH vehicles; Piaggio strong presence in India
- Leverage automotive brand & distribution
- Solid products; limited innovation

Taylor-Dunn, Star, Columbia ParCar Corp., Cushman, Tomberlin

- Leading niche players with small annual revenue levels
- Unique and complimentary electric vehicle portfolios
- Nominal product innovation historically
- Highly fragmented distribution network presence

Fragmented Industry, but Some Significant Competitors

Why We Like the Small Vehicle Space

Large Market: >$4B Global "Alternative" Vehicle Industry

Fragmented Industry: Opportunity for consolidation & global leadership

Competition: No dominant players – Polaris can win

Growth Trends: Industry expected to grow 8-10% through 2030

Less Cyclical: Developing market growth & non-powersports consumer

Ripe for Innovation: Powertrain / performance / style

Attractive Industry Where Polaris Can Win

Strategy on a Page

Strategy Statement

We will be the global leader in alternative vehicles used for light work and transporting people.
We will design/build the highest quality gas, electric, and hybrid vehicles at competitive costs.
We will build vehicles and distribution networks, in and for, each region of the world.
We will drive lean strategies to remove waste for our customers.

Sustainable Competitive Advantages

Vehicle Applications Engineering
Quality and innovation

Powertrain Capabilities
Efficient gas, electric and hybrid technologies

Local Manufacturing and LCC Sourcing
Competitive Cost

Ride and Handling + NVH
Advantage vs. Small Players

Global Distribution
Built in NA, EMEA, and APLA (partner/acquire)

What Success Looks Like

Continue to Evaluate Acquisitions and Partnerships
Scale becomes an advantage

Build and Expand in EMEA
Expand quadricycles and remain #1
Grow light duty hauler distribution and line-up

GEM Plus in NA
Continue to improve and grow GEM
Enter new segments and expand line-up

Enter and Expand in APLA
Build Asia presence
Leverage for in-market and export sales

Lean Integrated Into Culture
Drive waste out of all functions

Build $1B Small Vehicle Business

Aixam/Mega Overview

Small Vehicles

	Enclosed Quadricycles	Light Duty Commercial
		 
% of Business	90%	10%
Range	City, City S, e-City, Minauto, Crossline, Crossover, GTO	Multitruck, e-Worker
Powertrain	Diesel, electric, gas	Diesel, electric
Key Markets	France, Italy, Spain	Pan-European
Price Range	€8,200 to €20,000	€8,000 to €22,000
License	AM License	AM License or Driver License

Largest Manufacturer of Enclosed Quads and Light Duty Commercial Vehicles

Aixam 1H 2014 & Acquisition Integration Update







Synergy Objective	1H 2014 Update
Deliver revenue and market share plans	Double digit revenue growth +360bp share growth to 45%+
Combine sales & engineering for $1M annual savings	Complete
Identify Product Plan Synergies for Mega and Goupil	Complete
Identify $2M in Annual Purchasing Savings	Complete
Identify New Product Concepts for Growth	Product Plan Complete

Aixam 1H Results and Integration Plan Both Ahead of Schedule

Aixam 2014 Expectations





2014 Objective	2014 Expectations
Deliver Growth in Difficult Core Economy Overcome French economic headwinds	Significant growth Ahead of plan ↑
Expand Market Share Leadership Gain Share	Significant share gains 45%+ market share ↑
Deliver Synergies Purchasing + Goupil	Over $2M identified 2014 execution on-track ↑

Aixam On-Track For A Strong 2014

Goupil Overview





Electric vehicle company located in the SW of France

7000+ vehicles on the road with over 1,800 customers

65% France / 35% Export (primarily Europe)

90 Employees

2 Primary vehicles – G3 (electric) and G5 (electric & hybrid)

Innovative Light Duty Electric Vehicle Company

Goupil 1H 2014 Update





2014 Objective	1H 2014 Update
Double Digit Revenue Growth	Low double-digits
Integrate with Aixam/Mega	~$1M identified
Drive Gross Margin Expansion	~180bp improvement
Expand Profitability	~$800K improvement

Good Progress at Goupil in 2014 Despite Weak French Economy

Goupil 2014 Expectations





2014 Objective	2014 Expectations	
Double Digit Revenue Growth	Upper single digit to low double digits	↔
Significant Margin Expansion	~90bp margin expansion	↑
Build on Operational Efficiencies	~260bp op expense improvement	↑
Drive Op Profit Improvement	~$1.0M Op Profit improvement	↑

Good Progress at Goupil in 2014 – French Economy Primary Challenge

GEM Overview



Electric vehicle company located in Minneapolis, MN

50,000+ vehicles on the road since 1998

80% North America / 10% International / 10% Government

50 employees, manufacturing in Milford, IA

2 primary segments – People Mover and Light Duty Hauler

Premium Electric On-Road Vehicle Leader

2014 GEM 1H Update





2014 Objective	1H 2014 Update
Drive Double Digit Order Growth	NA sales up high double digits
Drive Revenue Growth	Good growth – pushing for more
Improve Margin Expansion	Cost down and favorable mix
Improve Customer Delivery	Lead times reduced 30%
Drive Op Profit Improvement	On plan

Good Progress 1H 2014

GEM 2014 Expectations

2014 Objective	2014 Expectations
Drive Double Digit Order Growth	Expect strong double-digits
Drive Revenue Growth	Double-digit growth, new product
Improve Margin Expansion	~200bp margin expansion
Drive Op Profit Improvement	Double digit improvement
Enter New Growth Segments  	Launched eM1400 MY'14 Launched M1400 My'15

GEM Making Progress – Expanding Markets & Growing

Small Vehicles Summary

2014 Objective	2014 Expectations	2014 Comments
Revenue	**$153 - $160M** Up 25% to 30%	**Strong Growth** All businesses growing.
Margins	**Over 300bp margin expansion**	**Improvement in All Businesses** Cost out, mix, Aixam
Op Profit	**Significant improvement vs. 2013**	**Op Profit Ahead of Plan** Mix, volume, and market share

Small Vehicles – Making Progress – Still Lots of Work Remains

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Matt Homan,
V.P. – EMEA and Small Vehicles

July 30, 2013

EMEA Analyst Presentation
July 28, 2014

Matt Homan

VP EMEA and Small Vehicles

Agenda

EMEA Business Overview and Competitive Landscape

EMEA 2014 Objectives, Results and Outlook

EMEA New Product Focus

EMEA Evolution and Future

Polaris EMEA Market Defined


www.theodora.com/maps
ICELAND
Norwegian Sea
NORWAY
SWEDEN
FINLAND
North Sea
DENMARK
UNITED KINGDOM
IRELAND
POLAND
FRANCE
SPAIN
PORTUGAL
UKRAINE
Black Sea
TURKEY
KAZAKHSTAN
IRAN
IRAQ
SAUDI ARABIA
ALGERIA
LIBYA
EGYPT
MOROCCO
MAURITANIA
MALI
NIGER
CHAD
SUDAN
NIGERIA
YEMEN
ETHIOPIA
KENYA
ANGOLA
ZAMBIA
NAMIBIA
SOUTH AFRICA
MADAGASCAR
SOUTH ATLANTIC OCEAN
INDIAN OCEA
Arabian Sea
Gulf of Guinea
URAL MOUNTAINS
www.theodora.com/maps

	Western Europe	Growth Markets
Definition	France, Scandinavia, Germany, Italy, etc.	Russia, Middle East, Africa, Eastern, Europe
% EMEA Total	80%	20%
% EMEA Core	70%	30%
Distribution	Subsidiary / Distributor	100% Distributor
# of Dealer / Distributors	600 Dealers and 30 Distributors (Approximate)	
Strategy	Gain Share	Drive Growth

EMEA = 2 Distinct Markets: Western Europe & Growth Markets

Polaris EMEA Customer Usage

EMEA

Northern Europe:
Primarily utility ORV market and strong snowmobile market. Good motorcycle opportunity.

Southern Europe:
Strong recreation ORV market: Growing utility ORV market; Significant motorcycle opportunity. Small vehicles significant in France, Italy and Spain.


www.theodora.com/maps
ICELAND
Norwegian Sea
NORWAY
SWEDEN
FINLAND
North Sea
UNITED KINGDOM
IRELAND
DENMARK
NETHERLANDS
GERMANY
POLAND
BELARUS
UKRAINE
FRANCE
SPAIN
PORTUGAL
Black Sea
TURKEY
Mediterranean Sea
KAZAKHSTAN
IRAQ
IRAN
SAUDI ARABIA
MOROCCO
ALGERIA
LIBYA
EGYPT
MAURITANIA
MALI
NIGER
CHAD
SUDAN
NIGERIA
ETHIOPIA
SOMALIA
KENYA
TANZANIA
ANGOLA
ZAMBIA
MADAGASCAR
SOUTH AFRICA
YEMEN
OMAN
Arabian Sea
Gulf of Guinea
SOUTH ATLANTIC OCEAN
INDIAN OCEAN
Cape of Good Hope

Russia:
Strong recreation ORV market; Strong utility snow market; Growing utility vehicle market.

Middle East:
Primarily recreation ORV market in UAE; Israel recreation and utility; Saudi Arabia emerging.

Africa:
Combination of utility and recreation ORV market – Smaller market today with potential.

Market Usage Balanced Between Utility and Recreation

Polaris EMEA Business Defined

EMEA



Polaris EMEA Sales by Segment 2010-2014
Up Low – double Digits %
SV
Motorcycles
Snow
SxS
ATV
2010
2011
2012
2013
2014

EMEA Breakdown
2014 Expectations vs. 2010

ATV 33% of EMEA
Down from 60% in 2010

SxS 19% of EMEA
Flat vs. 19% in 2010

Snow 16% of EMEA
Down from 17% in 2010

Motorcycles 7% of EMEA
Up from 4% in 2010

Small Vehicles 25% of EMEA
Up from 0% in 2010

Continued Growth in Business – SxS Larger % of Core Business / Small Vehicles Important

Polaris Growth Markets Overview

	Today	Opportunity
Russia	Big utility snow market Strong recreation market Excellent growth Polaris strong ORV Polaris opportunity in snow	Expand into utility Snow market share Value products Motorcycles
Middle East	Performance market Primarily UAE Polaris clear leader	Market expansion Build utility market Motorcycle share
Africa	Small market today Primarily Southern Africa Mixture of recreation/work	Value products Geographic expansion Expand as markets emerge

Excellent Growth Markets Performance – Growth Prospects Strong

Western Europe Industry Trends – ORV, Motorcycles, Snowmobiles

EMEA

Industry Sales by Product 2010-2013 (W. Europe Only)


ORV
Motorcycles
Snowmobiles
2010
2011
2012
2013

	2014 YTD
ORV	Up low single digits
Snowmobiles	Down double digits
Motorcycles*	Up high single digits

*Motorcycles heavyweight cruisers/touring only

Weak European market 2011- 2013

2014 seeing improved market conditions for ORV and MC

Polaris Outperforming in All Markets since 2010

Snow market stable until weak snow conditions in 2014

Strong ORV and MC Markets YTD in 2014; Snow Weak Due to Poor Snow Conditions

EMEA Competitive Overview – ORV, Motorcycles, Snowmobiles (W. Europe)

ORV Share (June YTD 2014)

	Company	Trend
#1	Polaris	Up
#2	BRP	Up
#3	Kymco	Down
#4	Yamaha	Down
#5	CF Moto	Up
#6	Honda	Up

Polaris #1 and growing

Asian players strong

Market stronger in 2014

Snowmobile Share (June YTD 2014)

	Company	Trend
#1	Lynx/Ski-Doo	Up
#2	Polaris	Down
#3	Yamaha	Down
#4	Arctic Cat	Up

BRP #1 and strong

Polaris #2

Lost share in 2014

Low inventory + poor snow conditions

Motorcycle Share* (May YTD 2014)

	Company	Trend
#1	HD	Up
#2	BMW	Down
#3	Indian/Victory	Up
#4	Triumph	Up
#5	Honda	Down
#6	Suzuki	Down

* Share of heavy weight cruisers/touring only

HD strong in 2014 YTD

Polaris now #3 in segment

Market strong in 2014 YTD

ORV #1 – Snow #2 -- Motorcycles now #3 in Segment

Polaris EMEA 1H Objectives / Results

2014 1H Objective	2014 1H Results
Deliver Double Digit Revenue Growth	**High Double Digit 1H Revenue Growth** Ahead of plan. Up double-digits without Aixam.
Gain Share – ORV, Motorcycles, Snow	**Strong Gains in 1H in ORV and Motorcycles** Snow weak season.
Aixam Outperforms Market	**Growing and Gaining Share** On plan or ahead of plan on key metrics.
Integrate Aixam, Mega and Goupil	**~$4.0M in Annual Synergies Identified** 2014 performing ahead of expectations.
Execute Major Operations Transformation	**Centralized PG&A Big Improvements + Poland On-Track** Fill rates improved / Poland live in Q4 2014.

Overall Strong Results in 1H of 2014

Polaris EMEA 2014 Outlook

2014 Objective	2014 Outlook	2014 Comments
Revenue	Up Low-double Digits % (Over $500M)	**Expect Double Digit Growth** Core and Aixam growth
Margins	↑	**Expect Solid Margin Expansion** Mix, currency, pricing
Op Profit	↑	**Op Profit Ahead of Plan** Mix, volume, and market share

Expect revenue performance to continue to be strong in 2H of 2014

Margin expansion expected to continue in 2H with solid mix and pricing plans

Aixam expected to show single digit growth with solid synergy improvements

Forecasting Solid Growth and Margin Expansion in 2014

NEW! ORV Product News

EMEA

NEW! Sportsman ACE 570



NEW! Sportsman XP 1000



NEW! RZR XP1000 Desert



Sportsman Ace 570 – Heart of the market, strong reaction to Ace

Sportsman XP 1000– 88HP, Most powerful product in premium ATV market

RZR XP 1000 Desert – Accessory bundles, Middle East focus, high margins

Big News in ORV for EMEA

NEW! Motorcycle Product News

NEW!
Indian Chieftain 2-Tone



NEW!
Indian Roadmaster



NEW!
Victory Magnum



Indian Chieftain – 2 tone colors, high consumer interest

Indian Roadmaster – Statement in strong premium touring segment

Victory Magnum – LED headlights, 21” front wheel, 4 custom colors

Continue to Be Aggressive in Motorcycles in Europe

Strategy on a Page

EMEA

Strategy Statement

We will *build* our existing EMEA powersports business with product/distribution innovation.
We will *transform* EMEA operations to enable higher sales/profits/tax potential.
We will *grow* EMEA rapidly by diversifying to reach new segments/ customers/markets.
We will *drive* a lean transformation to rip out waste that affects the customer.

Sustainable Competitive Advantages

Manufacturing: Flexible in EMEA

Culture: Innovative powersports culture

Distribution: Core network in W. Europe

Partners: Innovative partners in key mkts

Lean Culture: Focus on customer

What Success Looks Like

Build Core:
Gain share in ORV and Snow
#2 in heavyweight cruisers and touring

Transform Operations:
Manufacturing and distribution for region
Best in powersports customer service

Grow New:
Significant organic growth
Continue to leverage acquisitions for growth

Drive Lean Transformation:
Customer Experience: Rip out waste in customer experience
Lean Ops 2.0: Optimize ops for niche model business

$1+ Billion in Sales in Next 5 Years

EMEA Summary – Progress Towards Plan

BUILD Existing Business

Share gains and solid growth in improved markets in 2014

TRANSFORM Operations

European distribution center and Poland on-track

GROW Rapidly and Enter New Spaces

Aixam and Goupil acquisitions on track

DRIVE Lean Transformation

Good progress in customer service and operations – more to come

EMEA – On-Track for 2014 and Beyond

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Matt Homan
V.P. – EMEA and Small Vehicles

July 30, 2013

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Parts, Garments & Accessories

Steve Eastman – Vice President PG&A

July 28, 2014

PG&A Overview

Parts



share of revenue


Parts
All Other

Highest margins

57,000+ part numbers

Fill rates >98%

Accessories



share of revenue


All Other
Accessories

Healthy $ per unit growth

Integrated solutions focus

Lock & Ride comp. advantage

Kolpin adds sales in 2014

Apparel



share of revenue


All Other
Apparel

Fastest growing segment

All brands growing

Center-of-Excellence in Rigby, ID

Driving Sustainable Competitive Advantage in Each Segment

PG&A Strategy

1. **Strengthen the Core Business**
2. **Develop Multi-Channel Capability**
3. **Develop New Growth Platforms**
4. **Transform sales from “push’ to “pull”**
5. **Lean Global Operations**

POLARIS

2014 Progress Overview

Business results/trends:

Revenue Growth – strong 1H, on track for another record year

International – strong double digit growth

Margin expansion – up slightly despite lower parts mix

Klim – pre-season orders and 1H results ahead of plan

Kolpin – acquisition complete. Early results ahead of plan

E-commerce growth – traffic and revenue up significantly

Operational excellence:

Sales transformation – “SMART” pilot driving retail execution, improved stocking breadth

Vermillion – facility upgrade and LEAN transformation progressing well. New 3PL apparel facility

Wilmington – first 12 months of operations exceeded expectations. Added Canada in July

Logistics – optimization ahead of goal. Additional focus on packaging, quality improvements

Solid Financials + Significant Progress on Strategic Bets

PG&A Summary



Sales
Op. Inc. %
203
223
251
274
270
293
344
313
$344
$408
$461
$611
Up ~20%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Guidance

9% CAGR | 19% CAGR

- First half PG&A sales +20%
- 2014 sales guidance up ~20%
- All areas of the business are growing
- Product innovation driving growth – consumer focused solutions

Accessory Dollars Sold Per Vehicle



Total
UP 10-15%
ATV
Ranger
RZR
Snow
Victory
Indian

Model Year 2015 New Products



RANGER
SLINGSHOT
SPORTSMAN
Indian MOTORCYCLE
VICTORY
RZR

Accelerating Growth – Highly Profitable Model

Accessory Innovation - ORV

Ranger



POLARIS ENGINEERED PARTS ACCESSORIES & APPAREL

$ / Unit

UP **150%+**

RZR



POLARIS ENGINEERED PARTS ACCESSORIES & APPAREL

$ / Unit

UP **90%+**

Sportsman / ATV

Winches


DESIGNED SPECIFICALLY FOR YOUR VEHICLE
A PRE-WIRED CHASSIS, INNOVATIVE MOUNTING TECHNOLOGY, AND INTEGRATED HANDLEBAR CONTROL SWITCH MAKE INSTALLING AND USING YOUR WINCH EASIER THAN EVER
QUALITY ENGINEERED WINCH
PRE-WIRED CHASSIS
IMPROVED HANDLEBAR CONTROL

Plows


SEAMLESS FIT
DRIVE UP, CLIP IN AND GO — THE INTEGRATED POLARIS ENGINEERED GLACIER PRO PLOWING SYSTEM SIMPLIFIES ADDING OR REMOVING YOUR PLOW
DRIVE-UP FRAME ATTACHMENT
ROBUST FRAME
BETTER BLADES
WINCH CONTROL

LOCK&RIDE

Consumer Focused Solutions - Industry Leading Quality, Fit & Ease of Installation

Sportsman Winch / Plow Integration

Winch / Plow
Video

Accessory Innovation

Snowmobiles



RACK BAG
JOURNEY BAG
HANDLEBAR BAG
CARGO RACK
AXYS
POLARIS

$ / Unit

UP **35%+**

NEW – ProFit Storage System

- Integrated style/function
- Tool-less installation
- Semi-rigid design

LOCK&RIDE PRO-FIT

Motorcycles

Indian MOTORCYCLE

VICTORY





Integrated Brand & Product Expression

- Connect to brand heritage / image
- Premium materials, fit & finish, performance
- Premium, branded packaging
- Integrated go-to-market / launch planning

Consumer Focused Solutions - Industry Leading Quality, Fit & Ease of Installation

Victory Accessories

Victory Accessory Video

Retail Packaging & Merchandising


Indian
PINNACLE PRIMARY COVER- INDIAN MOTORCYCLE® RED

Indian MOTORCYCLE

VICTORY MOTORCYCLES USA

SLINGSHOT


SLINGSHOT
SLINGSHOT® FULL SLINGSHOT COVER




VICTORY
VICTORY


PRO
PRO HEAVY DUTY SERIES
BRUTUS
6000 LB.
WINCH
WARN
RZR
3000 LB.
WINCH
HD
HEAVY DUTY SERI
3500 LB.
WINCH

POLARIS
ENGINEERED PARTS
ACCESSORIES & APPAREL


PS-4
PS-4

Investing in Retail Brand Impact

Apparel

Polaris / Victory / Indian / Slingshot

- Apparel Center-of-Excellence in place
- Significantly improved technical design for snow
- Motorcycle (Victory / Indian) growth exceeding plan
- New Slingshot apparel offering

Klim

- Strong pre-season snow orders
- Successful motorcycle new product launch
- New lifestyle apparel line
- Klim "Tactical" military commercialization plan



Apparel Revenue


2012
2013
2014 Est.


INDUCTION JACKET




KLIM LIFESTYLE
FREE KLIM GIVEAWAY

Klim Dealer Growth


2012
2014
US Snow
US MC
CAN Snow
CAN MC
Int'l

Excellent YTD Performance. Strong Indicators for 2H

Kolpin

Company Profile

Outdoor lifestyle brand - Established in 1943

Brands ▸ Kolpin | Cycle Country | Premier OEM

650+ products sold through traditional and e-commerce retailers, dealers, distributors, and OEMs

Extends channel, market, and consumer reach

2013 Sales by Brand



Premier
Kolpin
Cycle Country

Distribution Channels

Retail – Traditional	Retail – E-Commerce	Distributors / Dealers	OEM
Cabela's, Bass Pro Shops, Canadian Tire, Mills Fleet Farm, Tractor Supply Co, Gander Mtn, Others	amazon.com, GearUp2Go.com, Motorcycle Superstore, Others	Tucker Rocky Distributing, WPS Western Power Sports, Inc., Parts Unlimited, Other distributors + powersports dealers	Yamaha, Arctic Cat, Kawasaki, Club Car, Others

70 Year-Old Lifestyle Brand. New Growth Platforms – Channel, Value

Sales Transformation - SMART

SMART Progress-To-Date

- Significant change in how we drive sales, retail execution
- Data driven dealer planning and ordering tools
- Dramatically improved forecasting / order flow
- Increased emphasis on retail execution, stocking
- Phased approach

Sales
Merchandising
And
Retail
Transformation


VICTORY SMART Order Form
VICTORY SMART Order Form

SMART Launch Timing

	2014								2015						
	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	JAN	FEB	MAR	APR	MAY	JUN	JUL
POLARIS OFF-ROAD VEHICLES	Phase 1					Phase 2			Phase 3						All
VICTORY	All Dealers														
Indian MOTORCYCLE						All Dealers									
SLINGSHOT						All Dealers									

Transform PG&A Sales From "Push" to "Pull". Drive Retail Execution

Operations

North America Distribution	LEAN – Vermillion Investment



Vermillion
Apparel
3PL
Future
3PL
Wilmington

Value Stream Engineered Design



Scale / agility – enable & support PG&A growth, add new capabilities

Customer Experience – improve service levels & quality, support sales transformation

LEAN / Logistics – capture logistics savings, eliminate waste, drive productivity

Designed to Enable & Sustain Growth, LEAN Operations

Consumer Marketing

Consumer Activation

- Engage consumers directly
- Demonstrate the "Polaris Engineered" advantage
- Collect consumer data / insights
- Retail – apparel & general merchandise


POLARIS


STORAGE

Event Timeline - 2014

- Summer Dealer Meeting 7/27-7/30
- Crandon Super Challenge 8/08-8/10
- Farm Progress 8/26-8/28
- Hay Days 9/6-9/7
- Camp RZR East 9/19-9/21
- Epping Grass Drags 10/10-10/12
- Camp RZR Glamis 10/31-11/2

Connect With Consumers in Their Element & Build Advocacy

Digital / Online Shopping

- Traffic and revenue up considerably
- Internet Commerce Exchange (ICE) working well
- Significant technology / capability investments
- User experience / Build & Quote improvements
- Foresee customer experience survey tool launched

Growth


Revenue
Traffic
2013
2014

Internet Commerce Exchange (ICE)


Polaris 25%
Dealers 75%

Technology Platform

User Experience





Computer Generated Content (CGI)

Inform, Engage, Inspire – Anytime, Anywhere

Thank You!

Q&A


POLARIS

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Snowmobile Division

Mike Jonikas, Vice President

July 28, 2014

Snowmobile Industry Growth

Industry Retail Unit Growth (4 yr CAGR +9%)


111k
123k
129k
144k
160k
EMEA
C.N.
U.S.
09/10
10/11
11/12
12/13
13/14

Growth in Mountain & Crossover Segments


Touring 8%
Rec/Ut 13%
Mountain 30%
Crossover 24%
Performance 25%

Growth in Ultimate & Core Segments


Entry 17%
Ultimate 47%
Core 36%

Snowmobile Industry Outlook

Single digit growth with favorable snow fall conditions

Registered consumer owner base is sizeable & stable

Average age of buyer slightly younger

Number of snowmobile clubs is stable

Miles of snowmobiling trails is stable

95% repeat buyers with high product expectations

Fastest Growing Brand During Past 4 Years

N.A. Retail Sales % Growth (4 year annual growth rate)


POLARIS
ski-doo
ARCTIC CAT
YAMAHA

N.A. Market Share Pts. Growth (13/14 season vs. 09/10)


POLARIS
ski-doo
ARCTIC CAT
YAMAHA

Polaris Is The Brand On The Move

Market Share

Worldwide Share	10/11 Season	11/12 Season	12/13 Season	13/14 Season
ski-doo	↓	↔	↑	↓
POLARIS	↑	↑	↑	↓
ARCTIC CAT	↓	↑	↓	↑
YAMAHA	↓	↓	↓	↑

Polaris Performance Highlights During 13/14 Season

Delivered highest retail unit sales level in 6 years

Strong growth from new MY'14 Indy & Switchback product offerings

Effectively limited impact of YamaCat JV's predicted short term share lift

Share erosion within mountain segment

Retail sell-through improved by 320 bps

Growth Strategy Roadmap

1. Industry Leading Rider Satisfaction

Lowest problems per 100 sleds within the snowmobile industry

2. Product Innovation … all-new AXYS platform

MY'15 AYXS launch has been a home run

9 new AXYS models

Best pre-season Snow Check orders in 12 years

3. Stronger Marketing Support

Increased advertising impressions

Industry leading social media presence


AXYS™
RIDER BALANCED
CONTROL
UNRIVALED
ACCELERATION
RIDER CENTRIC
COMFORT
Mystik
LUBRICANTS

AXYS PCI Video

MY'15 AXYS Switchback & RUSH

TERRAIN DOMINATION | POLARIS

Rider Balanced™ Control

Patented AXYS™ Balance


LITE
OR
BITE

Rider Is Perfectly Balanced On The Sled's AXYS

With Active Pitch Control™


POLARIS

Geometry Now Controls Vehicle Pitch For Smoother Ride On Chatter Bumps

Unrivaled Acceleration

More Power


800 HO Engine
Improved Air Flow

Combined With Less Weight

-38 lbs.

Delivers Industry's Quickest Sleds


Arctic 800
AXYS 600
Ski-Doo 800
AXYS 800 HO
3
3.2
3.4
3.6
3.8
4
0-60 mph (seconds)

Rider Centric Comfort



Comfortable Seat



Better Wind Protection


0 1 2 3 4 5 6 7 8 9
37

Industry 1st LCD Full Color Gauge


+80% Brighter

Industry 1st LED Headlights



Storage Products Designed With The Sled

Stronger Marketing Support

Increased Media Impressions


+133% 3 yr. CAGR
11/12 Act
12/13 Act
13/14 Act
14/15 Plan

Consumer Media Impressions

Social Media Leadership


Yamaha
Arctic
Polaris #1
Ski-doo

Polaris Has #1 Fan Base

Drive Incremental Traffic


POLARIS
60 SLEDS IN 60 DAYS
THE SLED-A-DAY GIVEAWAY

Home run 1Q'14 promotion event

Relentlessly Focused To Build Our Brand. And, To Drive Retail Sales Growth.

Snowmobiles Summary

TERRAIN DOMINATION | POLARIS

Overview	Polaris Roadmap For Future Growth
Industry unit sales growth	Industry leading rider satisfaction
Polaris is the brand on the move	Product innovation
	Stronger marketing support

Driving Profitable Sales Growth



+71%
$23.2M
1H 2013
-6%
$21.7M
1H 2014
+1%
$283.0M
FY 2012
+7%
$301.7M
FY 2013
Up Mid-Single Digit %
FY 2014 Guidance

TERRAIN DOMINATION | POLARIS®

Snowmobile Q & A

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Mike Jonikas, Vice President

July 28, 2014

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Slingshot

Mike Jonikas, Vice President

July 28, 2014


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increased throughout
the company ship
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with the U.S. A
In January 19
Allan Hetteen
spent a wee
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Polaris
governm
school
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help
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Sportsman 4x4


POLARIS
Hunt, fish
OR JUST FUN
America's Newest Winter Fun Sport for the Entire Family
SNO-TRAVELER
by POLARIS


RANGER



Rare Opportunity to Make History

HISTORICAL SUCCESS FACTORS

Innovative and daring new vehicle

Passionate dealer partners

Proactive consumer demand creation



Head Turning Exhilaration

F&B Video

OPEN AIR COCKPIT



360 degree rush of sight, sound, and smell

CORNERS LIKES IT'S ON RAILS



Charge every corner and never let up

LOW TO THE GROUND STANCE



Rush of pavement under your seat & in your chest

ACCELERATION



Light & powerful for heart pounding acceleration

SHARED EXPERIENCE



Driver & passenger get front row shot of adrenaline

3-WHEEL MOTORCYCLE

Vehicle classification

3-wheel motorcycle (in U.S. and Canada)

Helmet usage

Required by individual U.S. state or Canadian province (like 2-wheel motorcycle)

Operator's license

Requires specific motorcycle endorsement (like 2-wheel motorcycle)

Product descriptor

Roadster

TWO TRIM LEVELS

SLINGSHOT



$19,999 MSRP (U.S.)

2.4L Engine
5-Speed Manual Transmission
Bosch Traction & Stability Control
ABS & Electronic Brake Force Distribution
3-Point Seatbelts & Structural Roll Hoops

SLINGSHOT SL



$23,999 MSRP (U.S.)

Premium Wheels & Tires
Windscreen
Media Console
Back-up Camera
Red Pearl Paint

ACCESSORIES & APPAREL



Windscreens
- Blade
- Double Bubble



Premium Wheels & Tires



Media Console
4.3" LCD Screen, backup camera, USB input, 6-speaker audio system, Bluetooth integration



Vehicle Covers
- Full-vehicle
- Dust
- Cockpit



Smartphone Mount



Variety of Apparel

PASSIONATE DEALER PARTNERS

- Best Polaris dealers in top volume markets
- Expertise selling vehicle and brand
- High quality sales and service experience


SEA TO SKY


POLARIS


POLARIS
VICTORY

350+ Dealers Within North America

$20,000 DEALER INVESTMENT

400-625 sq ft of floor space

Designated sales person

In-store merchandising

Service department tools


SLINGSHOT

$10,000 DEALER INVESTMENT

Test Ride:	proactively for consumers
Advertise:	frequent local ads for Slingshot
Showcase:	drive Slingshot in their market

Annual Marketing By Every Dealer

CONSUMER DEMAND CREATION

Affluent Males
Urban & Suburban






Powersports
Owners






2 Consumer Buyer Groups

CONSUMER DEMAND CREATION

Strong paid advertising media impressions

Exhilarating editorial press coverage

Generate viral consumer chat and buzz

3-WHEEL VEHICLE PROXIES

Purpose Built
2 Front Tires





W.W. unit sales +26% 4 year CAGR

BRP Can-Am Spyder highly successful

Broad Spyder MSRP range ($15k to $29k)

Product innovation & marketing investment

Trike Conversion
2 Rear Tires





W.W. unit sales +18% 4 year CAGR

Growth from aging 2-wheel motorcycle riders

Broad Harley MSRP Range ($16k to $26k)

Nominal innovation or marketing investment

Slingshot Consumer & Experience Is Different

SLINGSHOT SUMMARY

Organic adjacency growth strategy

$300 to $500 million revenue opportunity within 3 to 5 years

Global business development initiative

- Launched outside of North America beginning in CY 2015

Gross margins similar to Polaris company average at maturity

Vehicle assembly in newly renovated facility in Spirit Lake, IA

- Stand-alone assembly line
- Paint system shared with Motorcycles

Launch with Lean RFM business model

Further Diversity Polaris Product Portfolio

SLINGSHOT

SLINGSHOT®

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Slingshot Q & A

Mike Jonikas - Vice President

July 28, 2014

DAVE LONGREN

VICE PRESIDENT

OFF-ROAD VEHICLES

ORV AT A GLANCE

1H'14 Sales By Product


ATV
SxS
Defense & Commercial

1H'14 Sales By Region


US
Canada
Intl

1H'14 Produced by Factory


Roseau
SL/Milford
MX

Summary

- Ranger largest business segment, continued growth
- RZR growth rate is increasing, strengthening brand
- Strong response to RZR XP1000's, positioned well with the new Trail RZR 900 & 900 S
- ORV Share 2.5 times larger than the next competitor
  - SxS share # 1, ATV share # 1
- Strong NA market growth, Int'l market growth accelerating

Strong Portfolio Driving Profitable Growth

ORV NA INDUSTRY OVERVIEW



1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Est
ATV Industry
SxS Industry

ATV Industry Trends (Excludes ACE)

2008-2013 CAGR -11%

2 year CAGR 1%

Forecast low single digit % increase in 2014

SxS Industry Trends

2008-2013 CAGR +6%

2 year CAGR 12%

Forecast low double digit growth in 2014

Industry Trends In Line With Forecasts

ORV IS GAINING SHARE

29 QUARTERS



2008
2009
2010
2011
2012
2013
2014 Est

ORV CONTINUES TO EXPAND #1 POSITION

ORV SUMMARY

Industry leading market understanding & go to market capability

Customer excellence focus

Industry leading products & brands

RANGER - Consistent growth, expand segments & penetration

RZR - Incremental high growth, drive the RZR'ing life style

ATV/Sportsman - Share growth, expanded segments

Military & Commercial

Adjacent markets with high growth, leverage scale, establish deep customer knowledge & business relationships



Sales (in Billions)
$1.4
$1.8
$2.2
$2.5
Up 11%-13%
2010
2011
2012
2013
2014
Guidance

>100%

GROWTH

2010-2014

Drive Profitable Global Growth, Expand Off Road Market

ORV GROWTH FOCUS

INNOVATE



18 NEW MODELS

INVEST


ONE-TON TOWING

POLARIS XP SALES EVENT

POLARIS HOLIDAY SALES EVENT

POLARIS FACTORY AUTHORIZED CLEARANCE

RETAIL + MUCH MORE

INSPIRE



POLARIS EXPERIENCE TOUR

THE AMERICAN

POLARIS CAMP RZR

POLARIS CAMP RZR UAE 2014

CONNECT w/ OWNERS

PRODUCT ADVANTAGE GETS STRONGER







#1 Market Share
Industry Leading Products
In Every Segment

Customer Focus
Innovation
Speed to Market


INDUSTRY LEADING PRODUCTS
MY'14.5
MY'15
RANGER XP 900 DELUXE
Scrambler XP 1000
Sportsman WV 850
with Terrain Armor
Sportsman ACE
(32 HP)
RZR 900
50" Trail
RZR S 900
60"
RZR XP 1000
High Lifter Edition
RANGER 570
RANGER 570
Crew
RANGER XP 900
Hunter Deluxe
Sportsman
570 SP
Sportsman
ACE 570
Sportsman
XP 1000
Full Year Of Major Product News

ORV CUSTOMER PROFILES

Consumer Profile	RANGER	RZR	SPORTSMAN
Age	49 ↓	43 →	44 →
Income	$103k ↓	$100k →	$89k →
Male/Female	93%/7%	92%/8%	88%/12%
1st Model Owned	38% →	19% →	49% ↑
1st ORV Owned	20%	12%	31%
Primary Usage	Farming/Ranching	Rec/Trail	Rec (Property/Trails)
	Property Maint	Dunes	Property Maint
	Rec (Property/Trails)	Property	Hunt







Arrows Indicate Trend

Understanding Consumer Trends Drives Growth


SPORTSMAN
ACE™
POLARIS
A WHOLE NEW CATEGORY
OWNERS LOVE ACE NPS +90%
HIGHLY INCREMENTAL
25% WOMEN, AVERAGE AGE 46
30% OWNERS OLDER THAN 55
AVG HOUSEHOLD INCOME $89,000
NOT CANABALIZING POLARIS ATV OR SXS RETAIL
NEW TO THE SPORT
ADDING TO THEIR FLEET
COMMERCIAL/INDUSTRIAL

SPORTSMAN ACE™

NEW ProStar 570: 45hp

Rider Centric Design
Sliding Seat & Tilt Wheel

Automatic AWD

575lb Payload

$8,499 US MSRP



POLARIS ATV'S

- Continue to grow industry leading share
- Polaris growing in all segments
  - Industry leading products
  - Expanding into unserved market segments
- Opportunity for further growth
- Market recovery continues



ATV MARKET SHARE
POLARIS
HONDA
1
INDUSTRY LEADER
2007
2008
2009
2010
2011
2012
2013

MY15 ATV NEWS IN ALL SEGMENTS


VALUE
Sportsman 400
Sportsman 570 / EPS
Sportsman 800
NEWS!
NEWS!
NEWS!
Sportsman 550 EPS
Sportsman 850 EPS
PREMIUM



SPORTSMAN 570 SP
SPORTSMAN TOURING 570 SP
$8,499
US MSRP
$9,599
CN MSRP
$9,299
US MSRP
$10,499
CN MSRP
$200 LESS THAN GRIZZLY
$400 LESS THAN OUTLANDER

POLARIS SPORTSMAN XP 1000

POLARIS SPORTSMAN XP 1000 TOURING

ProStar 88HP

Most powerful Sportsman ever

Fastest Accelerating

Most Torque

Best Power to Weight Ratio

Seat Comfort



POLARIS

ORV *RANGER* RETAIL

RANGER




Full-Size
Multi-Passenger
Mid-Size
Retail Units
2010
2011
2012
2013
2014
Projection

Consistent Growth

- All *RANGER* segments growing
- *RANGER* (no *RZR*) #1 in SxS by over 2.5X next closest competitor
- Increasing competitive pressure
- MY15 *RANGER* product and marketing plan positioned well

Strong Results, Positioned Well for Continued Growth

POLARIS
RANGER®

#1 SHARE...
IN FARM
IN HUNT
IN MAHO

OVER 800K *RANGERS* SOLD

VALUE & PREMIUM ALL SEGMENTS

MOST COMPLETE LINE-UP


POLARIS
XP


VALUE
RANGER ETX
MY15 NEWS
RANGER 570 FULL-SIZE
MY15 NEWS
RANGER CREW 570
4-PASSENGER & FULL-SIZE
MY15 NEWS
2-PASS
FULL-SIZE
MULTI
MY15 NEWS
RANGER 570
2-PASSENGER
MY15 NEWS
RANGER XP 900
MY14 NEWS
RANGER CREW 900
PREMIUM

POLARIS

RANGER

POLARIS RANGER XP 900 HUNTER DELUXE

- 68 HP
- Camo Roof & Rear Panel
- Tip-Out Windshield
- Custom Matched ½ Doors
- Gun Scabbards
- Storage Box
- Front & Rear Brush Guard
- Winch
- Heated Seats



THE ULTIMATE HUNTING MACHINE

POLARIS RANGER XP 900 NORTHSTAR DELUXE

- 68 HP
- Premium Roof
- Glass Rear Panel
- Doors with Hinged Windows
- Fixed Windshield with Windshield Wiper Kit
- Interior Dome LED Light
- Heater Kit + Heated Seats



FULLY FEATURED FROM THE FACTORY

RANGER XP – Hardest Working, +13% more power

Vehicle options core customers want

POLARIS RANGER






POLARIS
RANGER 570 FULL SIZE
HARDEST WORKING
ProStar 570 power
Proven full-size chassis
1,500 lbs capacity
2,000 lbs towing
SMOOTHEST RIDING
Premium ergos
Pro-Fit integration
$11,299
US MSRP

	570 FULL-SIZE	XUV 825i
Passengers	3 ✓	2
Horsepower	44	✓ 50
ProStar Efficiency & Range	28 MPG / 278 Miles ✓	19 MPG / 132 Miles
Top Speed	50 MPH ✓	44 MPH
Towing Capacity	2,000 lbs ✓	1,500 lbs
Suspension Travel (fr / rear)	10" / 10" ✓	8" / 8"
Tilt Steering	Yes ✓	No
Pro-Fit Integration	Yes ✓	
MSRP	$11,299 ✓	$11,999

POLARIS

RANGER® 570 2-PASSENGER

HARDEST WORKING

ProStar power → 44 HP
20% more towing
Unmatched fuel efficiency

SMOOTHEST RIDING

Improved ergos
Tilt steering
More legroom
All NEW seat


LOCK&RIDE
PRO·FIT™

NEW STANDARD IN 2-PASSENGER

POLARIS RANGER VS. PIONEER 700





	570 2-PASSENGER	PIONEER 700
Passengers	2 ✓	2 ✓
Horse Power	44 ✓	36
Top Speed	50 MPH ✓	42 MPH
Towing Capacity	1,500 lbs ✓	1,500 lbs
Tilt Steering	Yes ✓	No
Pro-Fit Integration	Yes ✓	No
MSRP	$9,799 ✓	$9,999

RZR RETAIL


TRAIL
HIGH PERFORMANCE
4-SEAT


Trail
Sport
4 Seat
HP
Retail Units
2010
2011
2012
2013
2014

Projection
110% GROWTH
2010-2014

Strong incremental *RZR* growth as new segments launched

Clear leader in all recreation segments

RZR (no *RANGER*) is #2 in SxS market share (behind *RANGER*)

Clear Industry Leader

RZR IS HALF THE MARKET…AND GROWING


can-am
ARCTIC CAT
SHARE OUR PASSION
YAMAHA
JOHN DEERE
Kawasaki
POLARIS
RZR



+Double Digits Sales Growth


VALUE
RZR 570
RZR S 900 / RZR 900
MY15 NEWS
RZR 4 800 / 900
TRAIL
HIGH PERFORMANCE
MULTI
MY15 NEWS
MY15 NEWS
MY15 NEWS
RZR 900
RZR XP 1000
RZR XP 4 1000
PREMIUM

HIGH PERFORMANCE LINE-UP

NEW! 110 HP







PREMIUM FEATURES
PREMIUM CUSTOMER

KING OF HIGH
PERFORMANCE

HIGH PERFORMANCE
VALUE OPTION

NEW *RZR* 900

POWER
40% MORE POWER

SUSPENSION
10% More Travel & Clearance

AGILITY
Optimized Track Width

COMFORT
All-New Redesign Cabin

ACCESSORIES
Quick-Attach Accessory System


50" WIDE
900
POLARIS

NEW *RZR* S 900

60" WIDE

POWER

40% MORE POWER

SUSPENSION

13" travel & ground clearance – Fox Podium X 2.0 shocks

AGILITY

Optimized Track Width

COMFORT

All-New Redesign Cabin

ACCESSORIES

Quick-attach accessory System


900
RZR
POLARIS

STARTING AT

$14,699 US MSRP $16,699 CN MSRP

RADICALLY EXPANDING REACH



750,000
FANS!
+8% MEDIA REACH
POLARIS RZR
OHV ONLY
INTRODUCING THE ALL-NEW 2015 POLARIS® RZR® 900
FOX NEWS .com
RZR FORUMS.NET
ESPN
ESPN.com
Red Bull
FOX SPORTS
HISTORY
NBC
Discovery CHANNEL
UTV UNDERGROUND .com
THE RIGHT RZR FOR HOW YOU RIDE
4+ M VISITORS

2+ BILLION *RZR* IMPRESSIONS

Diversified Commercial Business

POLARIS COMMERCIAL

Diverse Growth Pillars

POLARIS COMMERCIAL DEALER — POLARIS BRUTUS, POLARIS RANGER

Dealer To B2B, local markets, small orders

POLARIS COMMERCIAL DIRECT — POLARIS NATIONAL ACCOUNTS, FARM BUREAU

Big orders, OEM Direct B2B , Municipalities , GSA
Preferred Association vendor

POLARIS COMMERCIAL PARTNERSHIPS — Bobcat, Ariens, GRAVELY

RANGER platform derivative in new channels
Co-development to broaden lineup

Commercial Sales Mix



Federal Govt Sales
State/Local Govt Sales
Dealer Fleet Commercial Sales
Bobcat
B2B Nat Accts
Dealer Commercial Sales

Commercial Revenue Growth



2011
2012
2013
2014 Expectation

Growing Product Lineup

Polaris Brands Through Polaris Channel



BRUTUS
SPORTSMAN
RANGER
ACE

Upfitters & Partner Brands Adjacent Channels



Pillar INNOVATIONS | ASAP | Bobcat | Coming Soon GRAVELY

Focused Multi Channel Business Development Drive Better Results

POLARIS DEFENSE STRATEGY

ESTABLISH CREDIBILITY WITH EARLY ADAPTERS

Deliver reliable, cost effective mobility solutions improves productivity

US Special Operations Force to Int'l Special Operations Units

Full US Services & Allied Services Follow

- MV850 under contract for US SOF; Int'l SOF – 1st sales to US Army in 2013
- MRZR under contract w/US SOF, Int'l SOF & US Army in 2014
- DAGOR testing complete, vehicle certified, initial contracts received



Average Selling Price


2011
2012
2013
2014
Projection

Army Budget ($B)


$60.0
$40.0
$20.0
$-
FY 15
FY 19
Procurement
R&D
Personnel

Purchases up 30%
R&D down 10%
Personnel down 9%

Proven Military Grade Off Road Mobility Leverage SOF Success Capture Army Market

DAGOR PLATFORM

New class of Polaris vehicle purpose built for high mobility Military applications

Air transportable, designed to offer cost effective improved off-road mobility for emerging threats

Higher weight/higher payload platform capability

Significant interest from U.S. and Allied Militaries, first orders received

Polaris Competitive Advantage

- Industry leader in Off Road Vehicles, unmatched learning in off-road mobility
- World class combination of weight, payload & affordability
- Design, testing and validation Polaris funded, rapid speed to market
- Patented technology
- Light weight, suspension, handling, drive line

SOP – 2H 2014



Timing Is Right, Need for Mobility, DOD Budget Constraints

ORV STRATEGY SUMMARY

Significant Global SxS Growth



Grow industry leading brands

RANGER expanded market penetration

RZR industry leading product, life style brand

Profitable ATV Growth



Industry leading

Grow Sportsman family

ACE family just beginning

Recovering market

Operations Expand Margins


2011
2012
2013
2014

Monterrey Full Scale Production

Ramp Up Poland

Dealer inventory healthy

Delivery improvements

Military & Commercial



Gaining momentum

Market specific products

Next generation platforms

STRONG PROFITABLE GROWTH PLAN

Dave Longren

VP Off Road Vehicles

QUESTIONS

POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Mike Dougherty
VP, APLA

Analyst Presentation

July 28, 2014

5 Year Review 2009-14

Positives

We are making growth happen	Revenue tripled from 2009 to 2014.
8 new entities for growth	4 Subs/3 Co. dealerships; 1 JV (EPPL)
Wider distributor coverage	Network expanded from 10 to 32


APLA Revenue
3X Growth
09
10
11
12
13
14

Challenges

Creating ORV market is hard	High duties; no "on-road" license; limited riding areas; low volumes
Competition is fierce	Japanese strong everywhere. Can Am & HD very aggressive.
Finding right partner takes time	Eicher relationship started in 2009

Establishing Foundation in Critical Region

Polaris APLA Locations



	2009	2014
Manufacturing	0	1
Joint Venture/MFG	0	1
Subsidiaries	2	6

APLA 2014 1H Overview

APLA Revenue YTD



+34%
Lat Am
Asia Pac
Lat Am
Asia Pac
1H 13 Act
1H 14 Act

Asia Pacific +48%
- ANZ ORV Share Growth
- Asia MC Distribution

Latin America +4%
- Transition to Polaris Mexico
- Brazil growth on track

Geographic Sales Breakdown



LA Dist
Mexico
Brazil
Asia
India
China
ANZ

Asia Pacific = 75% of Total Rev
- ANZ #1 Market. +40% YTD
- China #2 Market. +55% YTD

Latin America = 25% Total Rev
- Mexico #1 Market. +13% YTD
- Brazil #2 Market. +18% YTD

Product Line Sales Breakdown



PGA
MC
ORV
PGA
MC
ORV
1H 13 Act
1H 14 Act

ORV +27%
- ANZ Share gain + BIC Growth
- RZR +98% YTD

MC +82%
- Asia Pacific Expansion
- Indian and Victory growth

Great 1H Results. ANZ Share Gains. Polaris Mexico. Motorcycle Rev +82%

POLARIS

APLA Motorcycles 2014

Victory & Indian Thailand



Victory Taiwan


VICTORY

Victory Guagzhou



Indian Korea



Indian Thailand



Indian NZ Launch



Latin America Markets

Brazil


18%
1H 13 Act
1H 14 Act

Current Status
- Largest LatAm potential
- ORV focus w/18 Dealers
- Growth on track

Future Plans
- Expand Duty Free ORV
- Launch Indian

Mexico


13%
Dofesa
Polaris Mex
Dofesa
1H 13 Act
1H 14 Act

Current Status
- Smooth transition from Dofesa
- Largest LatAm business
- ORV focus w/16 Dealers

Future Plans
- Double Dealer network
- Launch Indian

LatAm Dist


-5%
1H 13 Act
1H 14 Act

Current Status
- Argentina import restrictions
- Solid growth in rest of region
- Mexico & Brazil managing region

Future Plans
- Expand Duty Free ORV
- Launch Indian

Key Growth Focus. Over $250M in Revenue by 2020

Asia Pacific Subsidiaries

Aus NZ


40%
1H 13 Act
1H 14 Act

Current Status
- Record performance YTD
- ORV #2 Share; Fastest Growing OEM
- 3 Company-owned MC Dealers

Future Plans
- #1 ORV - SxS, UTE, ACE
- Expand MC Dealer Network

China


55%
1H 13 Act
1H 14 Act

Current Status
- RZR Focus
- Victory Launched
- Beating plan & profitable

Future Plans
- Expand Dealer Networks
- Indian launch

India


12%
13 Act
14 Act

Current Status
- ORV & Indian launched
- High prices, low volume
- On plan

Future Plans
- Continue cost reduction projects
- Expand MC Dealer Network

Revenue + 48% YTD. Winning with both ORV & Motorcycles

EPPL Update

Partner Overview

EICHER

- $1.3B Revenue
- Established 1959



- Commercial Vehicles
- JV w/ Volvo
- Top 3 Share

ROYAL ENFIELD



- Iconic Brand
- Market Leader 300CC+
- 178,000 Sold in 2013
- 50% growth

JV Overview

- 50 / 50 JV. $50M Investment
- *New* Operating Team
- *New* Product Development
- *New* Operational Footprint
- *New* Distribution Channel
- Global Emerging Market Focus

Next Steps



- Q3 ‘14 Dealer Recruitment
- Q4 ‘14 Jaipur Factory Complete
- Q1 ‘15 Market Launch
- Q2 ‘15 Start of production

Building a Partnership and Foundation in a Critical Long Term Growth Market

APLA 2014 2H Deliverables

ANZ - Grow revenue, profit and share

Drive motorcycle growth throughout region

Build a profitable powersports business in China & India

Focus and win in Brazil & Mexico

Develop EPPL business & product

Continue Growth Momentum. Build Profitable Business Foundation.

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Q&A

Mike Dougherty
VP, APLA

Analyst Presentation

July 28, 2014

RELENTLESS

MAKING OUR POWERFUL PORTFOLIO EVEN STRONGER



POLARIS

POLARIS INDUSTRIES INC. | ANALYST & INVESTOR MEETING

Operations

Suresh Krishna

July 28, 2014

Operational Excellence: Update

SAFETY

Polaris Total Recordable Injury Rate
PII


World Class
2010
2011
2012
2013
2014 YTD

QUALITY

Warranty $ / Unit


2013
2014 YTD

BUILD

Polaris Total Production Units


Units 4 YR CAGR: 9.6%
Hours 4 YR CAGR: 12.6%
2011
2012
2013
2014 FC

COST PERFORMANCE: GROSS PROFIT


2011
2012
2013
2014 YTD

Key Metrics Showing Improvement – Kaizen Activity Increasingly Effective

Polaris Way: Creating ORV Capacity for Future


ORV Sales Expectations vs. Capacity
Monterrey
Production begins
Poland Production
Tight but
manageable
ORV Sales
ORV Production Capacity
2009
2010
2011
2012
2013
2014
2015

- Poland Factory added
- Monterrey Capacity Expansion
- Milford ORV Factory Added
- Lean Transformation

2012 - 2015

Capacity Expansion Update - ORV

Milford, Iowa – ORV Capacity



- New line for Brutus family of work vehicles
- Adding 2 volume ORV lines in Milford; ACE & Ranger
- Reducing 1 line in Spirit Lake

Poland EMEA Plant

- Startup Q4 2014
- Invest $50M
- Lease signed, ground broke July 2013
  - *Paint, Assembly Equipment installed*
  - *Hiring – 139 total local hires, 8 expats to date*



Monterrey Expansion



- Additional robotic welding cells
- New injection molding facility in 2013
- ~50% increase YOY in production volume

Monterrey Liquid Paint



- Startup: July 2014
- Vertical integration complements injection molding in the South

Capacity Expansion Projects on Track

Motorcycle Capacity

Motorcycles & Slingshot


CY12
CY13
CY14
CY15
CY16
CY17
CY18
VICTORY
INDIAN
SLINGSHOT
Capacity

Spirit Lake: New Mid-size Assembly Line



Osceola: New Engine Line Assembly





Spirit Lake: New Liquid Paint System


2 Level System
Clean Processes
'Dirty' Processes


Indian

Capacity Being Added to Meet Growth of Motorcycles including Slingshot

Eicher / Polaris JV Operations: Project Summary

POLARIS

Jaipur Plant



Site Details and Metrics

Population of Jaipur, in Rajasthan State = 3.1M

4.5hr automobile ride from Eicher Corporate

Brown field project: Startup early 2015

Location


Jammu
Himachal Pradesh
Shimla
Punjab
Chandigarh
Dehra Dun
Uttaranchal
China
Pakistan
Haryana
New Delhi
Delhi
Nepal
Jaipur
Lucknow
Rajasthan
Uttar Pradesh

LEAN in Polaris Factories

Hands On Factory Learning

Strike Zone
Transform workstations and get tools / materials into strike zone

Standard Work
Leverage standard work as the best recipe for how work is done

Setup Reduction
Reduce time required to switch from one product to another

Cycle Time Reduction
Removing non-value added steps and rebalance the work

Pull Systems
Make only what is needed thru structured inventory & pull signals


5S
Sequencing
Problem Solve
Strike Zone

Gaining Momentum Each Day

Cost Down: Long Term Approach

Cost Down Targets



2013
2014 Expectations
Sourcing
EMEA Homologation & Logistics/Duties
Design for Cost/Mfg
PG&A and Other Indirect Spend
Tooling
North American and Other Logistics
Total Projects

APPROACH - Cross-Functional Team Driving to Team Goals

- Increase Common Parts
- More Ownership of "IP"
- Supplier Development
- Leverage from volume
- MTY local projects (Inj Mold, Paint)
- Cost Benchmarking
- Earlier input in development
- Alternate Materials
- De-risking: Dual Sourcing
- Intermodal usage
- Route and Load Optimization

Tracking Favorable to Prior Year

2014-2018 Global Procurement: % of Purchased Materials



NA
61→63%
EMEA
8→9%
ASIA LCC
20→23%
Japan
11→4%
SA
0→1%
2014 → 2018

Global Sourcing Shift Continuing; LCC Accelerating

Commodities: Proactive Management

YTD 2014 Average Market Price vs. Polaris Buy


%
Steel
Resin
Aluminum
Diesel Fuel
Market Avg Price
Polaris Avg Price

These Commodities represent ~ 20% to 25% of COGS, Combined

Cost Mitigation Strategies

Financial Hedges

Forward Buys

Reverse Auctions

Supplier Umbrella Contracts

Long-term Agreements

YOY Commodities Easing Somewhat: Active Management Produces Additional Benefits

Inventory

*Numbers include Aixam but not Kolpin


Turns *
2012
2013
2014 Target

Inventory turns flat YOY past 3 years

- Global sales growing – increasing in transit inventories
- Acquiring businesses with initially lower turns
- New Subsidiaries, new categories and new businesses

Opportunities exist for further improvement in next 1 – 3 years

LEAN Journey Provides "Real" Opportunity Over Next 1-3 Years

Global Operations Footprint


Opole, PL
Bourran, FR
Aix-les-Baines, FR
Roseau, MN
Osceola, WI
Spirit Lake, IA
Milford, IA
Monterrey, MX
Yichun, CN
Jaipur, IN

● (green)	Polaris MFG Location
● (red)	JV MFG Location
△	Distribution Center
△ (red)	Future Distribution Center

POLARIS®

Thank you

Questions?